UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  _____________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) May 14, 2003
                                                          -------------


                              HOLLYWOOD MEDIA CORP.
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               (Exact Name of Registrant as Specified in Charter)

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
      Florida                                          0-22908                                        65-0385686
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(State or Other Jurisdiction                   (Commission File Number)                             (IRS Employer
of Incorporation)                                                                                 Identification No.)




2255 Glades Road, Suite 221A, Boca Raton, Florida                                                            33431
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(Address of Principal Executive Offices)                                                                   (Zip Code)
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       Registrant's telephone number, including area code (561) 998-8000
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Item 7. Financial Statements and Exhibits.

         (c)      Exhibits.

                  The following exhibit is furnished in connection with the disclosure pursuant to Item 12 of this Form 8-K.

                  99.1 Press Release of Hollywood Media Corp. dated May 14, 2003 (Hollywood Media Reports First Quarter 2003 Financial Results).

Item 9. Regulation FD Disclosure (and Information Furnished Under "Item 12. Results of Operations and Financial Condition").

The following information is furnished pursuant to Item 12 of Form 8-K, under this Item 9 in accordance with the interim guidance provided by the Securities and Exchange Commission in "Filing Guidance Related To: Conditions for Use of Non-GAAP Financial Measures; and Insider Trades During Pension Fund Blackout Periods" (Release No. 33-8216, March 27, 2003).

On May 14, 2003, we issued a press release announcing Hollywood Media's first quarter 2003 financial results. This information is furnished herewith as
Exhibit 99.1 hereto and is incorporated herein by reference.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              HOLLYWOOD MEDIA CORP.


                                              By: /s/ Nicholas G. Hall
                                                  ---------------------------
                                                  Nicholas G. Hall
                                                  Chief Operating Officer


Date:  May 16, 2003



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